Supplement, dated August 19, 2008,
                      to the Prospectus, dated May 1, 2008,
                                       for
                 Tri-Continental Corporation (the "Corporation")

This Supplement replaces and supersedes the Supplement, dated July 29, 2008, to the Corporation's Prospectus, dated May 1, 2008.

On July 7, 2008, Ameriprise Financial, Inc. ("Ameriprise") announced an agreement to acquire J. & W. Seligman & Co. Incorporated (the "Manager"), the manager of the Corporation, in a transaction that is likely to close in the fourth quarter of 2008. Under the Investment Company Act of 1940, consummation of Ameriprise's acquisition of the Manager will result in a change of control of the Manager and an assignment and automatic termination of the Corporation's management agreement with the Manager.

At a meeting on July 17, 2008, the Corporation's Board approved a new investment management services agreement (the "New Agreement") between the Corporation and RiverSource Investments, LLC ("RiverSource"), a wholly owned subsidiary of Ameriprise. The New Agreement will be presented to the Corporation's stockholders for their approval at a special meeting (the "Meeting") scheduled for October 7, 2008.

On August 19, 2008, the Corporation announced that it had entered into an agreement with a stockholder group (the "Group") including Western Investment LLC, whereby the members of the Group have agreed to cast their votes at the Meeting in accordance with the recommendations of the Corporation's Board. Pursuant to the agreement, if stockholders approve the New Agreement and the acquisition of Seligman is completed, the Corporation will promptly commence an in-kind tender offer for 35% of its outstanding shares of common stock. The purchase price in the in-kind tender offer will be 99.25% of the net asset value per share at the close of business on the trading day following the expiration of the offer and will be payable by means of a distribution of a portion of the Corporation's investment portfolio, including distributable securities and cash, in such a manner that each stockholder whose shares are purchased will receive assets representing as closely as reasonably practicable a pro rata share of the Corporation's investment portfolio.

The Corporation has also agreed to commence, promptly upon completion and settlement of the in-kind tender offer, a cash tender offer for 12.5% of its outstanding shares of common stock. The purchase price in the cash tender offer will be 99.25% of the net asset value per share at the close of business on the trading day following the expiration of the cash tender offer. The Corporation will not be obligated to commence the cash tender offer if the volume-weighted average price of the Corporation's common stock during the five trading days preceding the expiration of the in-kind tender offer is 99.25% or more of the average of the common stock's daily net asset value per share during that period.

The agreement with the Group also provides that the Corporation will continue its current distribution policy and open-market repurchase policy until at least December 31, 2008. The Corporation's obligation to commence each tender offer is subject to customary conditions.

      In addition to their agreement to support the recommendations of the Corporation's Board at the Meeting, the members of the Group have each agreed to refrain from taking certain actions in respect of the Corporation that might affect control or management of the Corporation. The members of the Group and the Corporation have also agreed to general releases of each other.